                                                                    EXHIBIT 10.3

                              EXCHANGE AGREEMENT

This Exchange Agreement (this "Agreement"), dated July 20, 2001, is entered into by and among the individuals set out in Schedule "A" attached hereto (each such individual or entity is referred to herein as a "Shareholder" and such individuals or entities are referred to herein collectively as the "Shareholders"), METASOLV CANADA INC., a corporation existing under the laws of the Province of Nova Scotia ("MetaSolv AcquisitionCo"), and METASOLV CANADA HOLDINGS INC., a corporation existing under the laws of the Province of Nova Scotia ("NewCo") and METASOLV, INC., a Delaware corporation ("MetaSolv");

     WHEREAS pursuant to a Share Purchase Agreement (the "SPA") dated as of July 20, 2001, between MetaSolv, MetaSolv AcquisitionCo, NewCo and all of the shareholders of LAT45 Information Systems Inc. ("LAT45"), NewCo acquired all of the issued and outstanding shares of LAT45 in exchange for a combination of cash and exchangeable shares of NewCo (the "Exchangeable Shares");

     AND WHEREAS pursuant to the SPA, MetaSolv, MetaSolv AcquisitionCo and NewCo have agreed to execute an exchange agreement substantially in the form of this Agreement;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other valuable consideration (the receipt and sufficiency of which are acknowledged), the parties agree as follows:


                                   ARTICLE 1

                        DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this  Agreement, the following terms shall have the following meanings:

     "Affiliate" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Automatic Exchange Rights" means the benefit of the obligation of MetaSolv to effect the automatic exchange of MetaSolv Common Shares for Exchangeable Shares pursuant to section 2.10;

     "Board of Directors" means the Board of Directors of NewCo;
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                                      -2-



     "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in Dallas, Texas and Montreal, Quebec.

     "Current Market Price" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Exchange Right" has the meaning ascribed thereto in section 2.1;

     "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares;

     "Exchangeable Shares" means the non-voting exchangeable shares in the capital of NewCo as currently constituted;

     "Insolvency Event" shall mean:

          (a) the insolvency or bankruptcy of NewCo or the making by NewCo of an assignment for the benefit of creditors or the making by NewCo of a proposal pursuant to any bankruptcy or debtor relief legislation for the benefit of its creditors or the filing by NewCo of a notice of intention to file a proposal or the making or authorization by NewCo of any bankruptcy proceeding, petition or application to any tribunal for the appointment of a receiver or trustee for its or for any substantial part of its property;

          (b) the insolvency or bankruptcy of MetaSolv or the making by MetaSolv of an assignment for the benefit of creditors or the making by MetaSolv of a proposal pursuant to any bankruptcy or debtor relief legislation for the benefit of its creditors or the filing by MetaSolv of a notice of intention to file a proposal or the making of authorization by MetaSolv of any bankruptcy proceeding, petition or application to any tribunal for the appointment of a receiver or trustee for its or for any substantial part of its property; and

          (c) NewCo not being permitted, pursuant to solvency requirements of applicable law, to redeem any Exchangeable Shares pursuant to the Exchangeable Share Provisions;

     "Liquidation Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Liquidation Event" has the meaning ascribed thereto in section 2.10(a);

     "Liquidation Event Effective Date" has the meaning ascribed thereto in section 2.10(b);
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                                      -3-

     "Nasdaq" means the Nasdaq National Market;

     "person" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative;

     "MetaSolv Affiliates" means Affiliates of MetaSolv;

     "MetaSolv Common Share" means a share of common stock, par value U.S. $0.01, in the capital of MetaSolv as currently constituted;

     "MetaSolv Successor" has the meaning ascribed thereto in section 4.1(a);

     "Redemption Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Retracted Shares" has the meaning ascribed thereto in section 2.6;

     "Retraction Call Right" has the meaning ascribed thereto in the Exchangeable Share Provisions;

     "Shareholders" means the persons set out in Schedule "A" attached hereto who continue to be the registered holders of Exchangeable Shares, as the case may be; and

     "Support Agreement" means that certain exchangeable share support agreement made as of even date herewith between NewCo, MetaSolv AcquisitionCo and MetaSolv.


1.2  Interpretation Not Affected by Headings, etc.

     The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and should not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3  Number, Gender, etc.
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                                      -4-

     Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

1.4  Date for any Action

     If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.


                                   ARTICLE 2

                     EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

2.1  Grant of the Exchange Rights

     MetaSolv hereby grants to the Shareholders the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require MetaSolv to purchase from each or any Shareholder all or any part of the Exchangeable Shares held by the Shareholder and the Automatic Exchange Rights, all in accordance with the provisions of this Agreement and the Exchangeable Share Provisions, as the case may be. MetaSolv hereby acknowledges receipt from the Shareholders of valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by MetaSolv to the Shareholders. The Exchange Right shall terminate on the fifth anniversary of the date hereof (or such earlier date as there are no holders of Exchangeable Shares other than MetaSolv and its Affiliates).

2.2  Legended Share Certificates

     NewCo will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Shareholders of:

     (a) their right to exercise the Exchange Right in respect of the Exchangeable Shares held by a Shareholder;

     (b)  the Automatic Exchange Rights, if applicable; and

     (c)  a legend to the effect that:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED,
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                                      -5-

     PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO THE SHARES AND THE TRANSFER SHALL THEN BE IN EFFECT; (II) THE SHARES ARE SOLD OR TRANSFERRED IN COMPLIANCE WITH REGULATION S ((S)230.901 THROUGH (S)230.905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT, INCLUDING THE REQUIREMENT THAT THE SHARES NOT BE SOLD OR TRANSFERRED IN THE UNITED STATES OR TO UNITED STATES PERSONS FOR ONE YEAR FOLLOWING THE INITIAL ISSUANCE OF THE SHARES BY THE ISSUER; OR (III) THE SHARES ARE TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, PROVIDED THAT, IF REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION IS FURNISHED TO THE CORPORATION THAT SUCH EXEMPTION IS AVAILABLE. HEDGING TRANSACTIONS WITH REGARD TO THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE TERMS AND CONDITIONS CONTAINED IN THE EXCHANGE AGREEMENT (THE "EXCHANGE AGREEMENT") DATED ON OR ABOUT JULY 20, 2001 MADE BETWEEN METASOLV CANADA HOLDINGS INC., A CORPORATION EXISTING UNDER THE LAWS OF NOVA SCOTIA ("MCH"), METASOLV CANADA INC., A CORPORATION EXISTING UNDER THE LAWS OF NOVA SCOTIA ("METASOLV CANADA") AND METASOLV, INC., A DELAWARE CORPORATION ("METASOLV") AND THE OTHER SIGNATORIES THERETO INCLUDING, WITHOUT LIMITATION, THE EXCHANGE RIGHT AND THE AUTOMATIC EXCHANGE RIGHT AS DEFINED IN THE EXCHANGE AGREEMENT. REFERENCE IS ALSO MADE TO THE TERMS AND CONDITIONS CONTAINED IN THE SUPPORT AGREEMENT (THE "SUPPORT AGREEMENT") DATED THE SAME DATE MADE BETWEEN MCH, METASOLV CANADA AND METASOLV; THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE DEEMED DELIVERY OF A RETRACTION REQUEST AS CONTEMPLATED IN THE SHARE PROVISIONS ATTACHED TO THESE SHARES, AND THE OVERRIDING PROVISIONS RELATING TO THE LIQUIDATION CALL RIGHT, THE REDEMPTION CALL RIGHT AND THE RETRACTION CALL RIGHT AS DEFINED THEREIN.
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                                      -6-

     THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM APPLICABLE CANADIAN SECURITIES LEGISLATION AND, ACCORDINGLY, SUCH SECURITIES MAY ONLY BE RESOLD IN COMPLIANCE WITH SUCH LAWS."

2.3  Purchase Price

     The purchase price payable by MetaSolv for each Exchangeable Share to be purchased by MetaSolv under the Exchange Right shall be an amount per share equal to:

     (A) the Current Market Price of a MetaSolv Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by MetaSolv causing to be sent to such holder one MetaSolv Common Share (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions), plus

     (B)  to the extent not paid by NewCo, an additional amount equivalent to:

          (i) the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale plus

          (ii) the full amount of all dividends declared on MetaSolv Common Shares which have not been declared on Exchangeable Shares in accordance with Section 3.1 of the Exchangeable Share Provisions (provided that if the date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends).

     In connection with each exercise of the Exchange Right, MetaSolv will provide to the Shareholder whose Exchangeable Shares are being exchanged an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by MetaSolv issuing and delivering or causing to be delivered to the relevant Shareholder, one MetaSolv Common Share (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions) and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest (but less any amounts withheld pursuant to section 2.11). Upon payment by MetaSolv of such purchase price, the relevant Shareholder shall cease to have any right to be paid any amount in respect to declared and unpaid dividends on each such Exchangeable Share by MetaSolv.

2.4  Exercise Instructions
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                                      -7-

     Subject to the terms and conditions herein set forth, a Shareholder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Shareholder on the books of NewCo. To cause the exercise of the Exchange Right, the Shareholder shall deliver to MetaSolv, in person or by certified or registered mail, at its head office in Plano, Texas or at such other places as MetaSolv may from time to time designate by written notice to the Shareholders, the certificates representing the Exchangeable Shares which such Shareholder desires MetaSolv to purchase, duly endorsed in blank for transfer, and accompanied by such other documents and instruments as MetaSolv may reasonably request or may otherwise be required to effect a transfer of Exchangeable Shares under the Companies Act (Nova Scotia) (or such other corporate statute under which NewCo is subject) and the Articles of Association of NewCo together with:

     (a) a duly completed form of notice of exercise of the Exchange Right contained on the reverse of or attached to the Exchangeable Share certificates, stating

          (i) that the Shareholder thereby exercises the Exchange Right so as to require MetaSolv to purchase from the Shareholder the number of Exchangeable Shares specified therein,

          (ii) that such Shareholder has good title to and owns all such Exchangeable Shares to be acquired by MetaSolv free and clear of all liens, claims and encumbrances,

          (iii) the names in which the certificates representing MetaSolv Common Shares issuable in connection with the exercise of the Exchange Right are to be issued; and

          (iv) the address to which the new certificates or cheques, as the case may be, should be delivered; and

     (b) payment (or evidence satisfactory to NewCo and MetaSolv of payment) of the taxes (if any) payable as contemplated by section 2.7 or 2.11 of this Agreement.

If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to MetaSolv are to be purchased by MetaSolv under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of NewCo.

2.5  Delivery of MetaSolv Common Shares or Cheques; Effect of Exercise

     Promptly after receipt of the certificates representing the Exchangeable Shares which the Shareholder desires MetaSolv to purchase under the Exchange Right, together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right

(and payment of taxes, if any, payable as contemplated by section 2.7 or 2.11 or evidence thereof), duly endorsed for transfer to MetaSolv, MetaSolv shall promptly thereafter deliver or cause to be delivered to the Shareholder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Shareholder) the number of MetaSolv Common Shares issuable in connection with the exercise of the Exchange Right, and on the applicable payment date cheques for the balance, if any, of the total purchase price therefor without interest (but less, each case, any amounts withheld pursuant to section 2.11); provided, however, that no such delivery shall be made unless and until the Shareholder requesting the same shall have paid (or provided evidence satisfactory to NewCo and MetaSolv of the payment of) the taxes (if any) payable as contemplated by section 2.7 or 2.11 of this Agreement. Immediately upon the exercise of the Exchange Right as provided in this section 2.5, the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred and the holder of such Exchangeable Shares shall be deemed to have transferred to MetaSolv all of such holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total purchase price therefor, unless the requisite number of MetaSolv Common Shares (together with a cheque for the balance, if any, of the total purchase price therefor) is not allotted, issued and delivered by MetaSolv to the Shareholder, within five Business Days of the date of exercise, in which case the rights of the Shareholder shall remain unaffected until such MetaSolv Common Shares are so allotted, issued and delivered by MetaSolv and any such cheque is so delivered and paid. Concurrently with such Shareholder ceasing to be a holder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of the MetaSolv Common Shares to be delivered to it pursuant to the Exchange Right.

2.6  Exercise of Exchange Right Subsequent to Retraction

     In the event that a Shareholder has exercised its right under Article 6 of the Exchangeable Share Provisions to require NewCo to redeem any or all of the Exchangeable Shares held by the Shareholder (the "Retracted Shares") and is notified by NewCo pursuant to section 6.6 of the Exchangeable Share Provisions that NewCo will not be permitted as a result of liquidity or solvency requirements of applicable law to redeem all such Retracted Shares, and provided that MetaSolv AcquisitionCo shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Shareholder has not revoked the retraction request delivered by the Shareholder to NewCo pursuant to section
6.1 of the Exchangeable Share Provisions, the retraction request will constitute the exercise of the Exchange Right with respect to those Retracted Shares that NewCo is unable to redeem. In any such event, NewCo hereby agrees with the Shareholder promptly to forward or cause to be forwarded to MetaSolv all relevant materials delivered by the Shareholder to NewCo (including without limitation, a copy of the retraction request delivered pursuant to section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and MetaSolv will thereupon fulfil its obligations arising as a result of the exercise the Exchange Right with respect to the Retracted Shares that NewCo is not permitted to redeem and will purchase such Exchangeable Shares in accordance with the provisions of this Article 2.
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                                      -9-

2.7  Stamp or Other Transfer Taxes

     Upon any sale of Exchangeable Shares to MetaSolv pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing MetaSolv Common Shares, or the cheque, as the case may be, to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Shareholder of the Exchangeable Shares so sold or in such names as such Shareholder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Shareholder:

     (a) shall pay (and neither MetaSolv nor NewCo shall be required to pay) any documentary, stamp, transfer or other taxes that may be payable in respect of any transfer, including those involved in the issuance or delivery of such shares to a person other than such Shareholder; or

     (b) shall have evidenced to the satisfaction of MetaSolv and NewCo that such taxes, if any, have been paid.

2.8  Notice of Insolvency Event

     As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, NewCo and/or MetaSolv, as the case may be, shall give written notice thereof to the Shareholders, which notice shall contain a brief statement of the rights of the Shareholders with respect to the Exchange Right as provided for in this Article 2.

2.9  MetaSolv Common Shares

     MetaSolv hereby represents, warrants and covenants that it has irrevocably reserved for issuance such number of MetaSolv Common Shares as is equal to the number of Exchangeable Shares outstanding at the date hereof and that it will at all times keep available free from pre-emptive and other rights, out of its authorized and unissued capital stock, such number of MetaSolv Common Shares (or other shares or securities into which MetaSolv Common Shares may be reclassified or changed) as is necessary to enable MetaSolv and NewCo to perform their respective obligations pursuant to this Agreement, the Exchangeable Share Provisions and the Support Agreement. MetaSolv hereby further represents, warrants and covenants that the MetaSolv Common Shares issuable as described herein will be duly authorized and validly issued as fully paid and non-assessable.

2.10 Automatic Exchange on Liquidation of MetaSolv
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                                      -10-

     (a) MetaSolv will give the Shareholders notice of each of the following events (each, a "Liquidation Event") at the time set forth below:

          (i) in the event of any determination by the board of directors of MetaSolv to institute voluntary liquidation, dissolution or winding-up proceedings with respect to MetaSolv or to effect any other distribution of assets of MetaSolv among its shareholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

          (ii) as soon as practicable following the earlier of receipt by MetaSolv of notice of, and MetaSolv otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of MetaSolv or to effect any other distribution of assets of MetaSolv among its shareholders for the purpose of winding up its affairs, in each case where MetaSolv has failed to contest in good faith any such proceeding commenced in respect of MetaSolv within 30 days of becoming aware thereof.

          Such notice shall include a brief description of the automatic exchange of Exchangeable Shares for MetaSolv Common Shares provided for in section 2.10(b). Notwithstanding anything contained herein, MetaSolv shall not have any obligation to provide any notice to the Shareholders of any matter unless it is required to provide similar notice to its shareholders or provide public disclosure of such matter pursuant to applicable U.S. securities laws.

     (b) In order that the Shareholders will be able to participate on a pro rata basis with the holders of MetaSolv Common Shares in the distribution of assets of MetaSolv in connection with a Liquidation Event, on the fifth Business Day prior to the effective date (the "Liquidation Event Effective Date") of a Liquidation Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for MetaSolv Common Shares. To effect such automatic exchange, MetaSolv shall purchase, and shall be deemed to have purchased, on the fifth Business Day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Shareholders, and each Shareholder shall sell, and shall be deemed to have sold, the Exchangeable Shares held by it at such time, for a purchase price per share equal to the aggregate of:

          (i) the Current Market Price of a MetaSolv Common Share on the fifth Business Day prior to the Liquidation Event Effective Date, which shall be satisfied in full by MetaSolv issuing to the Shareholder one MetaSolv Common Share

                (subject to adjustment in accordance with Section 11.1 of the Exchangeable Share Provisions), plus

          (ii) to the extent not paid by NewCo, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange, plus

          (iii) the full amount of all dividends declared on MetaSolv Common Shares which have not been declared on Exchangeable Shares in accordance with Section 3.1 of the Exchangeable Share Provisions (provided that if the date for any such declared and unpaid dividends occurs on or after the day of closing of such purchase and sale the purchase price shall not include such additional amount equivalent to such declared and unpaid dividends).

     (c) On the fifth Business Day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for MetaSolv Common Shares shall be deemed to have occurred, and each Shareholder shall be deemed to have transferred to MetaSolv all of such Shareholder's right, title and interest in and to such Shareholder's Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and MetaSolv shall issue to the Shareholder MetaSolv Common Shares issuable upon the automatic exchange of Exchangeable Shares for MetaSolv Common Shares and on the applicable payment date shall deliver to the Shareholder a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares without interest but less any amounts withheld pursuant to section 2.11. Concurrently with such Shareholder ceasing to be a holder of Exchangeable Shares, the Shareholder shall be considered and deemed for all purposes to be the holder of MetaSolv Common Shares issued pursuant to the automatic exchange of Exchangeable Shares for MetaSolv Common Shares and the certificates held by the Shareholder previously representing the Exchangeable Shares exchanged by the Shareholder with MetaSolv pursuant to such automatic exchange shall thereafter be deemed to represent MetaSolv Common Shares issued to the Shareholder by MetaSolv pursuant to such automatic exchange. Upon the request of a Shareholder and the surrender by the Shareholder of Exchangeable Share certificates deemed to represent MetaSolv Common Shares, duly endorsed in blank and accompanied by such instruments of transfer as MetaSolv may reasonably require, MetaSolv shall deliver or cause to be delivered to the Shareholder certificates representing MetaSolv Common Shares of which the Shareholder is the holder.

2.11 Withholding Rights

     MetaSolv, MetaSolv AcquisitionCo and NewCo shall be entitled to deduct and withhold from any dividends paid on the Exchangeable Shares and any consideration otherwise payable to any holder of Exchangeable Shares such amounts as MetaSolv, NewCo and MetaSolv AcquisitionCo determine they are required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, NewCo, MetaSolv AcquisitionCo and MetaSolv are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to NewCo, MetaSolv AcquisitionCo and MetaSolv, after payment of any costs or expenses of such sale, in order to enable them to comply with such deduction or withholding requirement and NewCo, MetaSolv AcquisitionCo and MetaSolv shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

                                   ARTICLE 3

                   CERTAIN RIGHTS OF METASOLV ACQUISITIONCO
                        TO ACQUIRE EXCHANGEABLE SHARES

3.1  Call Rights

     Each of the Shareholders hereby acknowledges and agrees that upon the occurrence of certain events, MetaSolv AcquisitionCo has the right to purchase all of the Exchangeable Shares held by such Shareholder pursuant to the Liquidation Call Right, the Redemption Call Right and the Retraction Call Right, all as set out in greater detail in the Exchangeable Share Provisions.



                                   ARTICLE 4

                              METASOLV SUCCESSORS

4.1  Certain Requirements in Respect of Combination, etc.

     MetaSolv shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a consolidation or merger, of the continuing corporation or other entity resulting therefrom, unless, but may do so if:

     (a) such other person or continuing corporation or other entity (herein called the "MetaSolv Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by MetaSolv Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such MetaSolv Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of MetaSolv under this Agreement; and

     (b) such transaction shall be upon such terms and conditions which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Shareholders hereunder.

4.2  Vesting of Powers in Successor

     Whenever the conditions of section 4.1 have been duly observed and performed and if requested by the MetaSolv or the MetaSolv Successor, MetaSolv Successor and NewCo shall execute and deliver, for their own benefit and for the benefit of the Shareholders, the supplemental agreement provided for in Article 5 and thereupon MetaSolv Successor shall possess and from time to time may exercise each and every right and power of MetaSolv and perform each and every obligation of MetaSolv under this Agreement in the name of MetaSolv or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of MetaSolv or any officers of MetaSolv may be done and performed with like force and effect by the directors or officers of such MetaSolv Successor.

4.3  Wholly-Owned Subsidiaries

     Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned direct or indirect subsidiary of MetaSolv with or into MetaSolv or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of MetaSolv provided that all of the assets of such subsidiary are transferred to MetaSolv or another wholly-owned direct or indirect subsidiary of MetaSolv (and, for greater certainty, all such transactions are expressly permitted by this Article 4).


                                   ARTICLE 5

                    AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

5.1  Amendments, Modifications, etc.

     Subject to sections 5.2 and 5.4 hereof, this Agreement may not be amended, modified or waived except by an agreement in writing executed by MetaSolv and NewCo, which agreement has been:

     (a) approved of by Shareholders holding at least 50% of the Exchangeable Shares at the time outstanding, or

     (b) voted in favour of by holders from time to time of the Exchangeable Shares at meetings held in accordance with the share provisions of the Exchangeable Shares.

5.2  Ministerial Amendments

     Notwithstanding the provisions of section 5.1 hereof, MetaSolv and NewCo may in writing, at any time and from time to time, without the approval of the Shareholders, amend or modify this Agreement for the purposes of:

     (a) adding to the covenants of any or all parties hereto for the protection of the Shareholders hereunder provided that the board of directors of each of NewCo and MetaSolv shall be of the good faith opinion that such additions will not be prejudicial in any material respect to the rights or interests of the Shareholders as a whole;

     (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of MetaSolv and NewCo, having in mind the best interests of the Shareholders, it may be expedient to make, provided that such boards of directors shall be of the opinion that such amendments and modifications will not be prejudicial in any material respect to the interests of the Shareholders as a whole; or

     (c) making such changes or corrections which, on the advice of counsel to MetaSolv and NewCo, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the Board of Directors of each of MetaSolv and NewCo shall be of the opinion that such changes or corrections will not be prejudicial in any material respect to the rights and interests of the Shareholders.

5.3  Meeting to Consider Amendments

     NewCo, at the request of MetaSolv, shall call a meeting or meetings of the Shareholders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the Articles of Association of NewCo, the Exchangeable Share Provisions and all applicable laws.

5.4  Changes in Capital of MetaSolv and NewCo

     At all times after the occurrence of any event contemplated pursuant to sections 2.5 of the Support Agreement or otherwise, as a result of which either MetaSolv Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be deemed to be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which MetaSolv Common Shares or the Exchangeable Shares or both are so changed and MetaSolv and NewCo shall, if requested by MetaSolv, execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications, whereupon this Agreement shall, notwithstanding the provisions of section 5.1, be amended as contemplated therein.

5.5  Execution of Supplemental Agreements

     Except as contemplated herein, no amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time NewCo (when authorized by a resolution of its Board of Directors), MetaSolv AcquisitionCo (when authorized by a resolution of its board of directors) and MetaSolv (when authorized by a resolution of its board of directors) may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

     (a) evidencing the succession of MetaSolv Successors and the covenants of and obligations assumed by each such MetaSolv Successor in accordance with the provisions of Article 5;

     (b) making any additions to, deletions from or alterations of the provisions of this Agreement, the Exchange Right or the Automatic Exchange Rights which will not be prejudicial in any material respect to the interests of the Shareholders or are, in the opinion of MetaSolv and NewCo, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to MetaSolv, NewCo or this Agreement; and

     (c) for any other purposes not inconsistent with the provisions of this Agreement, including without limitation, to make or evidence any amendment or modification to this Agreement as contemplated hereby, provided that, in the opinion of MetaSolv and NewCo, the rights of the Shareholders will not be materially prejudiced thereby.


                                   ARTICLE 6

                                    GENERAL

6.1  Term

     This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares are held by any person or entity other than MetaSolv and any of its Affiliates.

6.2  Severability

     If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions; and to this end the provisions of this Agreement are intended to be and shall be deemed severable; provided, however, that if the provision or provisions so held to be invalid, in the reasonable judgment of the parties hereto, is or are so fundamental to the intent of the parties hereto and the operation of this Agreement that the enforcement of the other provisions hereof, in the absence of such invalid provision or provisions, would damage irreparably the intent of the parties in entering into this Agreement, the parties hereto shall agree to amend or otherwise modify this Agreement so as to carry out the intent and purposes hereof and the transactions contemplated hereby.

6.3  Enurement

     This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Shareholders.

6.4  Notice to NewCo, MetaSolv AcquisitionCo and MetaSolv

     Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

          if to MetaSolv, MetaSolv AcquisitionCo or NewCo:

          MetaSolv, Inc.
          5560 Tennyson Parkway
          Plano, Texas
          75024
          Attention: Jonathan K. Hustis
          Facsimile No.: (972) 403-8989

          with a copy to:

          Vinson & Elkins L.L.P.
          3700 Trammel Crow Center
          2001 Ross Avenue
          Dallas, Texas 75201
          Attention: Jeffrey A. Chapman
          Facsimile No.:(214) 999-7797

          and to:

          Aird & Berlis LLP
          BCE Place
          Suite 1800, Box 754
          181 Bay Street
          Toronto, Ontario M5J 2T9
          Attention:  Jay A. Lefton, Esq.
          Facsimile No.:  (416) 863-1515

          and to:

          Mendelsohn Rosentzveig Shacter
          1000 Sherbrooke Street West
          27th Floor
          Montreal, Quebec H3A 3G4
          Attention:  David L. Rosentzveig
          Facsimile No.: (514) 987-1213

Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, provided such notice or other communication is received prior to 5:00 p.m. (local time) on a Business Day, and otherwise it shall be deemed to have been given and received upon the immediately following Business Day. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered as provided above other than by mail to the intended recipient in accordance with the foregoing provisions.

6.5  Notice to Shareholders

     Any and all notices to be given and any documents to be sent to any Shareholders may be given or sent to the address of such Shareholder shown on the register of holders of Exchangeable Shares in any manner permitted by the Articles of Association of NewCo or the Exchangeable Share Provisions from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such Articles of Association or Exchangeable Share Provisions, the provisions of which Articles of Association or Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Shareholders.

6.6  Counterparts

     This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.7  Governing Law

     The provisions of section 8.12 of the SPA are hereby incorporated by reference herein, mutatis mutandis.

6.8   Language

     The parties hereto confirm that it is their wish that this Agreement, as well as all other documents related hereto, including legal notices, have been and shall be drawn up in the English language only. Les parties confirment leur desir que cet accord ainsi que tous les documents, y compris tous les avis qui s'y rattachent, soient rediges en langue anglaise.

6.9  Rules of Construction

     The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         [the remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                              METASOLV, INC.


                              By:   ________________________________c/s
                                    Name:  Jonathan K. Hustis
                                    Title:  Vice President - Business Services
                                    Authorized Signing Officer


                              METASOLV CANADA HOLDINGS INC.


                              By    ________________________________
                                    Name:  Jonathan K. Hustis
                                    Title:  Director and Secretary
                                    Authorized Signing Officer


                              METASOLV CANADA INC.


                              By    ________________________________
                                    Name:  Jonathan K. Hustis
                                    Title:  Director and Secretary
                                    Authorized Signing Officer

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Elie Abboud, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Perihane Abdallah Nasrallah, by Joseph
                                    Hatchuel, her attorney-in-fact duly
                                    appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Antonio Arcuri, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


                              B.A.G.H. TECHNOLOGIES INC.


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Authorized Signing Officer

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Francoise Bellon, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Francoise Benichou, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     David Bitton, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Nassim Bouabcha, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Samuel Bouhadana, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Ghada Boutanios, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Pascal Bouvry, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Jean-Francois Brisson, by Joseph Hatchuel,
                                    his attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Joseph Cohen, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Gilbert Cousineau, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Yves Desrosiers, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Charles Elazar, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

                              FIDUCIE CLOALIMA


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE FAMILIALE TOUSAGAMI


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE PERSONNEL-CLE LAT45


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE TOM-TOM


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney

                              FIDUCIE YADA


                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Herve Francois, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Antoinette Giuffrida, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Fernando Gutierrez, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Theodora Hatchuel, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Toufik Issad, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Claude Jean, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Benoit Lemieux, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.

Witness                       )     Celine Lessard, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Aaron Minciotti, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Sarah Minciotti, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Patrick Murris, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Paula Oriani, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


                              OXHENHAM INTERNATIONAL LTD.

                              By:   __________________________________c/s
                                    Name:
                                    Title:
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Ginette Pelletier, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Sylvain Plourde, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Gina Ratte, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Isabelle Sicotte, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Robert Kimbal Solar, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Christian St-Po, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Abdul Hafiz Sultani, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Tounissoux, Sandrine, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )

______________________________)     __________________________________ l.s.
Witness                       )     Marie Tremblay, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Patrice Trudel, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
______________________________)     __________________________________ l.s.
Witness                       )     Roland Younes, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

                                 Schedule "A"
                 to the Exchange Agreement dated July 20, 2001


                             LIST OF SHAREHOLDERS
                             --------------------



Abboud, Elie

Abdallah Nasrallah, Perihane

Arcuri, Antonio

B.A.G.H. Technologies Inc.

Bellon, Francoise

Benichou, Francoise

Bitton, David

Bouabcha, Nassim

Bouhadana, Samuel

Boutanios, Ghada

Bouvry, Pascal

Brisson, Jean-Francois

Cohen, Joseph

Cousineau,  Gilbert

Desrosiers, Yves

Elazar, Charles

Fiducie Cloalima

Fiducie Familiale Tousagami

Fiducie Personnel-cle Lat45

Fiducie Tom-Tom

Fiducie Yada

Francois, Herve

Giuffrida, Antoinette

Gutierrez, Fernando

Hatchuel, Theodora

Issad, Toufik

Jean, Claude

Lemieux, Benoit

Lessard, Celine

Minciotti, Aaron

Minciotti, Sarah

Murris, Patrick

Oriani, Paula

Oxhenham International Ltd.

Pelletier, Ginette

Plourde, Sylvain

Ratte, Gina

Sicotte, Isabelle

Solar, Robert Kimbal

St-Po, Christian

Sultani, Abdul Hafiz

Tounissoux, Sandrine

Tremblay, Marie

Trudel, Patrice

Younes, Roland